Targeted therapies for people of all ages August 2025 Day One Biopharmaceuticals

Disclaimer This presentation and the accompanying oral commentary contain forward-looking statements that are based on our management’s beliefs and assumptions and on information currently available to our management. Forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified. In some cases, you can identify forward-looking statements by terminology such as “may,” “will,” “should,” “could,” “expect,” “plan,” anticipate,” “believe,” “estimate,” “predict,” “intend,” “potential,” “would,” “continue,” “ongoing” or the negative of these terms or other comparable terminology. Forward-looking statements include all statements other than statements of historical fact contained in this presentation, including information concerning our future financial performance, including the sufficiency of our cash, cash equivalents and short-term investments to fund our operations, business plans and objectives, timing and success of our commercialization and marketing efforts, timing and success of our planned nonclinical and clinical development activities, the results of any of our strategic collaborations, including the potential achievement of milestones and provision of royalty payments thereunder, efficacy and safety profiles of our products and product candidates, the ability of OJEMDA™ (tovorafenib) to treat pediatric low-grade glioma (pLGG) or related indications, the potential therapeutic benefits and economic value of our products and product candidates, potential growth opportunities, competitive position, industry environment and potential market opportunities, our ability to protect intellectual property and the impact of global business or macroeconomic conditions, including as a result of inflation, changing interest rates, cybersecurity incidents, significant political, trade or regulatory developments, including tariffs, shifting priorities within the U.S. Food and Drug Administration and reduced funding of federal healthcare programs, and global regional conflicts, on our business and operations. Forward-looking statements are subject to known and unknown risks, uncertainties, assumptions and other factors. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. These factors, together with those that are described under the heading “Risk Factors” contained in our most recent Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission (SEC) and other documents we file from time to time with the SEC, may cause our actual results, performance or achievements to differ materially and adversely from those anticipated or implied by our forward-looking statements. In addition, statements that “we believe” and similar statements reflect our beliefs and opinions on the relevant subject. These statements are based upon information available to us as of the date of this presentation, and although we believe such information forms a reasonable basis for such statements, such information may be limited or incomplete, and our statements should not be read to indicate that we have conducted a thorough inquiry into, or review of, all potentially available relevant information. These statements are inherently uncertain and investors are cautioned not to unduly rely upon these statements. Furthermore, if our forward-looking statements prove to be inaccurate, the inaccuracy may be material. In light of the significant uncertainties in these forward-looking statements, you should not regard these statements as a representation or warranty by us or any other person that we will achieve our objectives and plans in any specified time frame, or at all. We undertake no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.  This presentation also contains estimates and other statistical data made by independent parties and by us relating to market size and growth and other data about our industry. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. In addition, projections, assumptions and estimates of our future performance and the future performance of the markets in which we operate are necessarily subject to a high degree of uncertainty and risk.

Inspired by the urgent needs of children, Day One creatively and intentionally develops new medicines for people of all ages with life-threatening diseases

Bringing life-changing medicines to patients sooner Commercial-stage biopharmaceutical company Our goal is to develop and provide access to targeted new medicines to patients of all ages as rapidly as possible Focused on advancing first- or best-in-class medicines for childhood and adult diseases Who we are OJEMDA received approval in April 2024 and is indicated for the treatment of pediatric patients 6 months of age and older with relapsed or refractory pediatric low-grade glioma harboring a BRAF fusion or rearrangement, or BRAF V600 mutation. 2021 IPO 2018 FOUNDED 2024 OJEMDATM APPROVAL Nasdaq: DAWN

Compelling near-term opportunities to help patients are the foundation for long-term growth and sustainability

Proven Track Record

Intentional in our approach

- Expertise developing and commercializing products
- Demonstrated ability to find and acquire first- or best-in-class medicines

Pillars to Support Growth

Accomplishments

- ✓ Launched OJEMDA in the U.S., delivering growing revenues
- ✓ Ex-U.S. commercial partnership with Ipsen for OJEMDA, EMA regulatory submission Q1 2025
- ✓ Acquisition of DAY301 (PTK7-targeted ADC) meaningfully expands our pipeline
- ✓ Strong balance sheet with ~$453M cash[1] (no debt)

Day One's Future Potential

Value creation

- Continued revenue growth from OJEMDA globally
- Indication expansion in front-line pLGG with FIREFLY-2
- Generate clinical POC data in DAY301 program
- Fund pipeline expansion
- Focused capital allocation, leveraging our efficient operating model to maintain strong financial position

[1] As used herein the term, "Cash" means our cash, cash equivalents and short-term investments as of June 30, 2025. pLGG, pediatric low-grade glioma; POC, proof of concept; ADC, antibody-drug conjugate; PTK7, protein tyrosine kinase 7.

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Day One BIOPHARMACEUTICALS

Our pipeline

Our goal is to take aim at the gaps that have left patients and their families behind.

Product Candidate	Therapeutic Area	Preclinical	Phase 1	Phase 2	Phase 3/ Registrational	Approved	Recent & Anticipated Milestones
Tovorafenib[3] Type II RAF Inhibitor OJEMDA brand name in U.S.[1] Ex-U.S. Rights: IPSEN Innovation for patient care	BRAF-altered relapsed pLGG	**FIREFLY-1 (pivotal Phase 2)**[2]				ojemda (tovorafenib)	**FDA accelerated approval** April 2024 **EMA regulatory submission** Q1 2025 **3-year follow-up data expected** Q4 2025
	Front-line RAF-altered pLGG	**FIREFLY-2 (pivotal Phase 3)**					**Enrollment completion expected** 1H 2026
DAY301 PTK7-Targeted ADC	Adult and pediatric solid tumors						**First dose cohort cleared** January 2025

[1] OJEMDA has received accelerated approval by the U.S. Food and Drug Administration. [2] FIREFLY-1 is an open-label, pivotal Phase 2 trial. [3] Ex-U.S. license agreement with Ipsen to commercialize OJEMDA (tovorafenib) outside the U.S. DAY301 is a license agreement with MabCare Therapeutics for exclusive worldwide rights, excluding Greater China, for MTX-13/CB-002, a novel ADC targeting PTK7. The safety and efficacy of investigational agents and/or investigational uses of approved products have not been established.

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Day One BIOPHARMACEUTICALS

Relapsed or refractory BRAF-altered pLGG OJEMDA Nora Living with pLGG

A serious and life-threatening disease *Incidence of BRAF alterations varies across pLGG subtypes. 1 Sievert AJ, Fisher MJ. Pediatric low-grade gliomas. J Child Neurol. 2009;24(11):1397-1408. doi:10.1177/0883073809342005. 2 Penman CL et al. Front Oncol. 2015;5:54. 3 Cohen AR., N Engl J Med. 2020;386(20):1922-1931. 4 Lassaletta A, et al. J Clin Oncol. 2017;35(25):2934-2941. 5 Faulkner C, et al. J Neuropathol Exp Neurol. 2015;74(9):867-872. 6 Packer RJ, et al. Neuro Oncol. 2017;19(6):750-761. 7 Ostrum QT et al., Neuro Oncol. 2015; 16(Suppl 10):x1-x36; 8 De Blank P. et al., Curr Opin Pediatr. 2019 Feb; 31(1):21-27. Pediatric low-grade glioma: The most common type of brain tumor in children For the majority of pLGG patients in the relapsed setting, there is no standard of care, and until recently, no approved therapies Up to 75% of pLGGs have a BRAF alteration*, of those ~80% are BRAF fusions and ~20% are BRAF V600 mutations2-6 Despite surgery playing a significant role in treatment, the vast majority of patients still require systemic therapy7,8 Due to high rate of disease recurrence, most patients will undergo multiple lines of systemic therapy over the course of their disease pLGGs are chronic and relentless, with patients suffering profound tumor and treatment-associated morbidity that can impact their life trajectory over the long term1

Available in tablet formulation and pediatric-friendly powder for oral suspension Overview U.S. prescribing information for OJEMDA Indication OJEMDA is indicated for the treatment of pediatric patients 6 months of age and older with relapsed or refractory pediatric low-grade glioma harboring a BRAF fusion or rearrangement, or BRAF V600 mutation Recommended Dose 380 mg/m2 administered orally once weekly (not to exceed a dose of 600mg once weekly); OJEMDA can be taken with or without food For full prescribing information, visit dayonebio.com *This indication is approved under accelerated approval based on response rate and duration of response. Continued approval for this indication may be contingent upon verification of clinical benefit in a confirmatory trial.

Data from Pivotal Phase 2 FIREFLY-1 trial. Meaningful tumor stabilization or shrinkage may be possible with OJEMDA, in the clinical trial: 51% of children experienced tumor shrinkage by at least 25% 82% of children saw their tumors shrink or remain stable  Efficacy Safety Generally well-tolerated therapy, with 9 out of 10 patients staying on treatment in the clinical trial  Most common grade 3 / 4 adverse events include: anemia, elevated CPK, maculo-papular rash, fatigue & vomiting Dosing Once-weekly, taken with or without food conveniently from home can mean fewer daily interruptions OJEMDA is indicated for the treatment of patients 6 months of age and older with relapsed or refractory pediatric low-grade glioma (LGG) harboring a BRAF fusion, rearrangement, or BRAF V600 mutation. Product profile aligns with what physicians are looking for in a therapy

Foundational U.S. opportunity for OJEMDA in both relapsed and frontline pLGG

Incident Therapeutic Build for New pLGG Patients to be Treated in Frontline Setting

U.S. Incident Patients <25 years old with CNS Tumors (0.00521%)[1,2]	~5,500
Rate of Low Grade Gliomas (Gliomas rate 63%, Low-Grade 77%)[2]	~2,600
Patients Ineligible for Surgery or Post Surgery (58%)[2]	~1,500
Rate of BRAF-Altered (70%-75%)[3-7*]	~1,100

% BRAF Fusion (80%)[†]	% BRAF V600 (20%)[††]
~880	~220

1L BRAF-Altered pLGG Patients Eligible for Systemic Therapy

Illustrative pLGG Patient Flow[§]

Prevalence of Systemically-Treated Patients Under 25 Years **~26,000**

Frontline (1L)

- Annual Incident Patients **~1,100**
- 5 Year Prevalence **~5,500**
- Progressed After 5 Years **~55-60%**

~55-60% →

Relapsed / Refractory (2L+)

- Treatment Eligible Population **~2,000-3,000**
- Recurrences Trigger Entry to Treatment Eligible Population

Opportunity for OJEMDA in Annual U.S. Treated r/r pLGG Population in the U.S.

Majority of pLGG patients will progress within 5 years

[1] US Census. [2] CBTRUS, Qaddoumi et al 2009, Schreck et al 2019, ClearView Analysis. [3] Penman CL et al. Front Oncol. 2015;5:54. [4] Cohen AR., N Engl J Med. 2020;386(20):1922-1931. [5] Lassaletta A, et al. J Clin Oncol. 2017;35(25):2934-2941. [6] Faulkner C, et al. J Neuropathol Exp Neurol. 2015;74(9):867-872. [7] Packer RJ, et al. Neuro Oncol. 2017;19(6):750-761. * Incidence of BRAF alterations varies across pLGG subtypes. [†] Predominantly seen in pilocytic astrocytomas. [††] May vary across pLGG subtypes. BRAF, V-Raf murine sarcoma viral oncogene homolog B; MAPK, mitogen-activated protein kinase; pLGG, pediatric low-grade glioma. [§] Estimated annual incidence, estimated prevalence, estimated progression rates, and estimated recurrent/progressive total addressable opportunity are Day One calculations based on publicly available data. The estimated recurrent/progressive total addressable opportunity is based on progression free survival curves modeled from published literature and internal market research conducted by EpidStrategies, A Division of ToxStrategies, Inc. on behalf of Day One. r/r, relapsed or refractory.

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Commercial performance by the numbers 1 Prescriptions are approximations based on data available as of June 30, 2025. 2 Second quarter 2024 reflects a partial quarter following OJEMDA receiving U.S. FDA accelerated approval for relapsed or refractory BRAF-altered pediatric low-grade glioma on April 23, 2024. OJEMDA net revenue for the most recent 12 months represents results for the 12-month period ended June 30, 2025. $33.6M Q2 2025 OJEMDA Net Product Revenue 1,062 +10% growth vs Q1 2025 +310% growth vs Q2 20242 $113.1M OJEMDA Net Revenue For The Most Recent 12 Months Q2 2025 OJEMDA Prescriptions1 +15% growth vs Q1 2025 +346% growth vs Q2 20242 Expected 2025 OJEMDA Revenue of $140 to $150M

One year in: OJEMDA delivering steady revenue growth

Achieved $33.6M in Q2 2025 OJEMDA net product revenue



+$3M
+10%
$1.6
$18.5
$1.4
$27.6
$30.5
$33.6
~22% Compounded Quarterly Growth[1,2]
Q3 2024
Q4 2024
Q1 2025
Q2 2025
Net Revenue For The Most Recent 12 Months
OJEMDA U.S. Net Product Revenue
Named Patient Program Net Revenue Transitioned to Ipsen

Net Revenue Highlights

- Achieved $64.1M in net product revenue for the first half of 2025
- Free drug represented ~5% of total scripts in Q2 2025

[1] Q3 2024 and Q4 2024 revenue included approximately $1.6M and $1.4M, respectively of revenue associated with Ex-US sales which has been removed for the purposes of calculating compounded quarterly revenue growth rate. [2] Compounded quarterly growth represents the comparison of Q3 2024 to Q2 2025. Net revenue for the most recent 12 months represents results for the 12-month period ended June 30, 2025.

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Prescriptions For The Most Recent 12 Months OJEMDA Prescriptions (TRx)1 +15% One year in: Consistent uptake driving quarterly OJEMDA growth Achieved greater than 1,000 scripts in Q2 2025 Prescription Highlights Strong and consistent patient demand, driven by new patient starts and high percentage of patients staying on therapy month-to-month Continued prescriber adoption accompanied by growing breadth & depth ¹ Prescriptions are approximations based on data available as of June 30, 2025. Prescriptions for the most recent 12 months represents results for the 12-month period ended June 30, 2025. Q1 2025 Q3 2024 Q4 2024 Q2 2025

Expanding Prescriber Adoption with Meaningful Growth Opportunity Remaining Launch Dec 2024 Jun 2025 1 Patient 2-3 Patients 4-5 Patients Growing Depth of Prescribing by Account Since Launch 6+ Patients Continued growth in breadth of unique prescribers initiating at least one patient on OJEMDA Growth driven by increased penetration of priority 2 & 3 accounts Growing number of accounts with multiple patients on OJEMDA >60% of prescribing accounts now have treated multiple patients with OJEMDA

OJEMDA priorities to drive revenue growth in 2025 r/r, relapsed or refractory. Drive depth of prescribing with current prescribers Encourage non-user HCPs to try OJEMDA in their next r/r pLGG patient Establish OJEMDA as standard of care in 2nd line r/r BRAF-altered pLGG Support prescribers and patients to allow for optimal duration of treatment

Pivotal Phase 3 trial of tovorafenib in front-line pLGG FIREFLY-2 Bradon Living with pLGG since age 11

Expansion into front-line treatment represents a meaningful expansion opportunity for tovorafenib in pLGG

Trial design

- Randomized, global, registrational Phase 3 trial of monotherapy tovorafenib vs SoC chemotherapy
- Eligibility: Patients aged up to <25 years with LGG harboring a RAF alteration and requiring first-line systemic therapy
- Tovorafenib available as tablets and pediatric-friendly liquid suspension
- Patients who progress after stopping tovorafenib may be re-challenged
- Patients who progress in the SoC arm during or post-treatment may cross-over to receive tovorafenib

Endpoints

- **Primary endpoint: ORR based on RAPNO-LGG criteria, assessed by blinded independent central review**
  - **The ORR primary analysis is expected to occur ~12 months after the last patient randomized**
- Key secondary endpoints: PFS and DoR by RAPNO-LGG criteria
- Other secondary endpoints: changes in neurological and visual function, safety, and tolerability
- Key exploratory objectives: QoL and health utilization measures



Non-resectable or sub-total resected LGG
AND
Requiring first-line systemic therapy
N ≈ 400
Stratified by
Location of tumor
Genomic alteration
CDKN2A status
Infant CHG diagnosis
1:1 Randomization
Tovorafenib, 380mg/m² QW (not to exceed 600 mg)
Investigator's choice of vincristine/carboplatin* or vinblastine or monthly carboplatin
Long-term follow-up (48 months)

* COG or SIOPe-LGG regimen. Abbreviations: CHG, chiasmatic, hypothalamic glioma; DoR, duration of response; LGG, low-grade glioma; ORR, objective response rate; QoL, quality of life; QW, once weekly; SoC, standard of care.

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PTK7-targeted antibody-drug conjugate (ADC) DAY301

Substantial development and commercial potential for DAY301 Novel ADC active in preclinical models, designed to maximize therapeutic window PTK7: clinically-validated ADC target Anti-tumor activity of anti-PTK7 ADC demonstrated in Phase 1b trial of Pfizer / Abbvie’s cofetuzumab pelidotin1 DAY301: potential first-in-class asset High PTK7 expression in multiple adult and pediatric tumor indications First dose cohort cleared January 2025 1 Cho BC, et al. Ann Oncol. (34; Suppl 2): S460-S461, 2023. DAY301: Next generation ADC targeting PTK7

Potential opportunity for a next-generation PTK7 ADC with improved therapeutic index Clinical results for cofetuzumab pelidotin1 demonstrated proof of concept for PTK7-targeted ADCs Cofetuzumab pelidotin activity seen in multiple tumor types: Ovarian (Pt-resistant): ORR 27% (n=63)  TNBC: ORR 21% (n=29) NSCLC: ORR 19% (n=31)  mDOR: 4.2-5.7m for Ovarian (Pt-resistant)/TNBC/NSCLC mPFS: 1.5-2.9m for Ovarian (Pt-resistant)/TNBC/NSCLC Aur0101 program limited by toxicity, resulting in reduced dose intensity and duration A next generation product with optimized properties and a better therapeutic index may achieve greater clinical efficacy 1 Phase 1b study of PF-06647020/ABBV-647. PTK7: A clinically-validated ADC target

DAY301: Potential first-in-class asset

DAY301 has been designed to maximize therapeutic index and overcome limitations of prior programs

- Tumor regression at tolerable doses seen in multiple preclinical models
- Higher HNSTD in cyno toxicology studies; payload with known safety profile
- High cell permeability / bystander effect; low efflux (not a P-gp substrate)
- Novel, highly hydrophilic, cleavable linker
- Moderate-to-high affinity antibody with favorable stability and developability profile
- Drug-antibody-ratio (DAR) of 8, shown to be effective for other ADCs in solid tumors
- IP: Composition of Matter patent term expected 2044, once issued

1) Damelin M, et al. A PTK7-targeted antibody-drug conjugate reduces tumor-initiating cells and induces sustained tumor regressions. Sci Transl Med. 2017. HNSTD, Highest Non-Severely Toxic Dose; P-gp, P-glycoprotein.

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Improved tumor regression activity demonstrated for DAY301 vs. benchmarks in multiple preclinical models DAY301: First-in-class potential PDX LD1-200615 HNSCC H-score 120 Vehicle Control antibody + DAY301 payload Control antibody + auristatin payload Cofetuzumab pelidotin, 5 mg/kg DAY301, 10 mg/kg * P=0.0316 Days post administration * 0 7 14 21 28 35 Tumor volume (mm3) (mean ± SEM) 2,400 0 2,000 1,600 1,200 800 400 Control antibody + auristatin payload, 5 mg/kg Cofetuzumab pelidotin, 5 mg/kg Control antibody + DAY301 payload, 10 mg/kg Cofetuzumab antibody + DAY301 payload, 10 mg/kg DAY301, 5 mg/kg DAY301, 10 mg/kg * P=0.0435 0 PDX 362310 TNBC H-score 255 4,000 3,000 2,000 1,000 0 7 14 21 28 * Days post administration Tumor volume (mm3) (mean ± SEM) 0 Vehicle Cofetuzumab pelidotin, 10 mg/kg Anti-DLL3 mAb + DAY301 payload, 10 mg/kg B7-H3 DXd ADC, 10 mg/kg Chemotherapy control Cofetuzumab mAb + DAY301 payload Control antibody + DAY301 payload DAY301, 10 mg/kg 20 40 60 80 0 3,000 2,000 1,000 Days post administration PDX 362797 SCLC H-score 210 Tumor volume (mm3) (mean ± SEM) Adapted from Kong C, et al. Mol Cancer Ther. 2023;22:1128–1143. Indicates drug administration 4,000 5,000

Indication PTK7 Expression (>1+) U.S. Patient Population Cases/Deaths ORR at Relapse Median OS at Relapse Endometrial 100%2 67,880/13,2503 39%7 9 months7 Esophageal SCC 76%1 22,370/16,1303 5%4 3 months4 Gastric 35%2 26,890/10,8803 12%14 6-14 months15 Head & Neck SCC 75%1 54,540/11,5803 32%5 7.8 months5 NSCLC 50%2 199,393/106,3103 45-60%8 7-12 months9 Ovarian (platinum resistant) 30%2 (95%)* 19,710/13,2703 20-35%3 17.2 months6 Small Cell Lung 50%2 35,187/18,7603 10-40%10 9-12 months11 TNBC 70%2 46,608/12,6753,16 5-35%12 28 months13 Potential pediatric indications include: neuroblastoma, rhabdomyosarcoma and osteosarcoma 1 Kong et al, 2023; 2 Protein Atlas; 3 PDQ; 4 Parry et al, 2015; 5 Vermorken et al, 2010; 6 Sehouli et al, 2008; 7 Rutten et al, 2021; 8 Park et al, 2017; 9 Assi et al, 2023; 10 Abughanimeh et al, 2020; 11 Asai et al, 2014; 12 Bardia et al, 2021; 13 Cai et al, 2023; 14 Sym et al, 2008; 15 Ji et al, 2023; 16 Saraivaet al, 2017. * MabCare data DAY301: Encouraging development and commercial opportunities

DAY301: Initial Phase1a/b clinical trial design

Key design elements

- BOIN design for efficiency of dose escalation
- Backfill active dose levels to generate additional safety data
- Enroll tumor types with known high PTK7 expression
- Advance two recommended dose levels to Phase 1b
- Final dose optimization scheme and possible registrational path(s) pending discussions with FDA at end of dose escalation/expansion

Adult & pediatric development

- Potential adult indications include platinum resistant ovarian cancer, squamous NSCLC, esophageal SCC, HNSCC, endometrial, and/or SCLC
  - Patients to be selected based on PTK7 expression clinical trial assay
- Pediatric dose confirmation and efficacy assessment to begin near/at the end of adult dose escalation
  - Initial target indications include neuroblastoma, osteosarcoma, rhabdomyosarcoma

Phase 1a: Monotherapy Dose Escalation



DL5
DL4
DL3
DL2
DL1
FDA-cleared starting dose
Identify two recommended dose levels for further evaluation, based on safety and anti-tumor activity
RD1
RD2

Phase 1b: Monotherapy Dose Expansion and Optimization



RD1 Simon 2-stage design
Go to dose optimization
RD1 cohort
RD2 cohort
Expand to a potential single-arm registrational trial for accelerated approval or randomized trial at optimized dose
Phase 1: Pediatric Monotherapy Dose Confirmation
Lower of the two adult RDs
RD2
RD1
RD-1

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DL, Dose Level; RD, Recommended Dose; BOIN, Bayesian Optimal Interval; HNSCC, Head and Neck Squamous Cell Carcinoma; SCLC, Small Cell Lung Cancer; SCC, Squamous-Cell Carcinoma; NSCLC, Non-Small Cell Lung Cancer

Day One BIOPHARMACEUTICALS

Summary

Second quarter 2025 financial results All financial information as of 6/30/25 is unaudited. 1 Includes stock-based compensation expense of $3.6 million and $7.8 million for the three and six months ended 6/30/25, and $4.7 million and $9.4 million for the three and six months ended 6/30/24. 2 Includes stock-based compensation expense of $7.3 million and $15.9 million for the three and six months ended 6/30/25, and $8.3 million and $16.3 million for the three and six months ended 6/30/24. 3 Includes sale of Priority Review Voucher of $108.0 million for the three and six months ended 6/30/24 Financial Summary ($ in millions) Three Months Ended 6/30/25 Three Months Ended 6/30/24 Six Months Ended 6/30/25 Six Months Ended 6/30/24 OJEMDA Net Revenue 33.6 8.2 64.1 8.2 License Revenue 0.3 -- 0.6 -- Total Revenue $33.9 $8.2 $64.7 $8.2 Cost of Product and License Revenue 3.8 0.7 6.6 0.7 Research and Development Expense1 36.1 92.1 75.8 132.3 Selling, General and Administrative Expense2 29.0 30.2 58.3 56.8 Total Cost and Operating Expenses $68.9 $123.0 $140.7 $189.8  Non-operating Income3 4.7 111.9 9.7 116.3 Income Tax Expense -- 1.5 -- 1.5 Net Income (Loss) ($30.3) ($4.4) ($66.3) ($66.8) 6/30/25 12/31/24 Cash, cash equivalents and short-term investments $453.1 $531.7

Inserted messaging but need help with formatting. Day One is well positioned for sustainable growth and long-term success Drive OJEMDA revenue growth Execute on clinical development pipeline for FIREFLY-2 and DAY301 Leverage our development and commercialization expertise to further expand our multiple asset portfolio Maintain strong capital position while investing in our pipeline

Appendix

Tovorafenib inhibits both BRAF fusions and BRAF V600 mutations



MAPK pathway
RAS
RAF
MEK
ERK
Proliferation and survival
RAS-independent activation of the MAPK pathway
RAF mutation
Tovorafenib
RAF fusion
Proliferation and survival
Proliferation and survival

Tovorafenib is an investigational, oral, selective, CNS-penetrant, type II RAF inhibitor that was designed to inhibit both monomeric and dimeric RAF kinase

- Activity in tumors driven by both RAF fusions and BRAF V600E mutations
- Tablet and pediatric-friendly liquid suspension
- Once weekly dosing

Currently approved type I BRAF inhibitors are indicated for use in patients with tumors bearing BRAF V600 mutations

- Type I BRAF inhibitors cause paradoxical MAPK activation in the setting of wild-type RAF, increasing the risk of tumor growth in BRAF fusion-driven

Source: 1. Sun Y et al., Neuro Oncol. 2017; 19: 774–85; 2. Sievart AJ et al., PNAS. 2013; 110:5957-62; 3. Karajannis MA et al., Neuro Oncol 2014;16(10):1408-16.

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51% Overall response rate (RAPNO-LGG) in 76 evaluable patients Response (IRC) RAPNO-LGG n n (%) 95% CI ORR, n (%) BRAF fusion or rearrangement BRAF V600 mutation Prior MAPKi use MAPKi-naïve Median DOR, months Median TTR, months Range 76 64 12 45 31 39 39 39 (51) 33 (52) 6 (50) 22 (49) 17 (55) 13.8 5.3 1.6-11.2 40-63 39-64 21-79 31-64 36-73 11.3-NR† June 5, 2023 data cutoff. CI, confidence interval; DOR, duration of response; IRC, independent radiology review committee; LGG, low-grade glioma; NR, not reached; ORR, overall response rate; RAPNO, Response Assessment in Pediatric Neuro-Oncology; TTR, time to response; CR, complete response; PR, partial response; MR, minor response; SD, stable disease; PD, progressive disease. † As of the data cutoff, 66% remain on tovorafenib. Efficacy summary from OJEMDA prescribing information Prior BRAFi/MEKi BRAFi/MEKi-naïve BRAF mutation

Warnings and Precautions Hemorrhage Skin toxicity, including photosensitivity Hepatotoxicity Effect on growth Embryo-fetal toxicity Use in NF1- associated tumors No boxed warnings or contraindications TEAEs (≥ 30% of patients [n=137]) Preferred Term, n (%) Any Grade Grade ≥3 Any AE 137 (100) 86 (63) Hair color changes 104 (76) 0 Anemia 81 (59) 15 (11) Elevated CPK 80 (58) 16 (12) Fatigue 76 (55) 6 (4) Vomiting 68 (50) 6 (4) Hypophosphatemia 64 (47) 0 Headache 61 (45) 2 (1) Maculo-papular rash 60 (44) 11 (8) Pyrexia 53 (39) 5 (4) Dry skin 49 (36) 0 Elevated LDH 48 (35) 0 Increased AST 47 (34) 4 (3) Constipation 45 (33) 0 Nausea 45 (33) 0 Upper RTI 43 (31) 2 (1) Dermatitis acneiform 42 (31) 1 (1) Epistaxis 42 (31) 1 (1) June 5, 2023 data cutoff. OJEMDA safety data (n=137). Treatment-emergent AEs ≥20% any grade in arms 1 & 2. AE, adverse event; AST, aspartate aminotransferase; CPK, creatine phosphokinase; LDH, lactate dehydrogenase; RTI, respiratory tract infection; TEAEs, treatment-emergent adverse events. Safety summary from OJEMDA prescribing information